DELAWARE GROUP PREMIUM FUND, INC.

                       Decatur Total Return Series

                  Supplement to the current Prospectus

          The Board of Directors of Delaware Group Premium Fund, Inc. (the Company ) unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between the Company and Delaware Management Company ( DMC ) for the Decatur Total Return Series. Under the current Investment Management Agreement for the Decatur Total Return Series, the Series pays DMC an annual fee equal to 0.60% per year less independent directors fees.

          Under the proposed Investment Management Agreement for the Decatur Total Return Series, the Series will pay DMC an annual fee equal to 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets over $2.5 billion (all calculated as a percentage of the Series average daily net assets).

     Individuals who were shareholders of this Series on December 21, 1998 will be asked to approve the proposed Investment Management Agreement for the Series at a Joint Annual/Special Meeting of Shareholders to be held on or about March 17, 1999. The proposed management fees are expected to become effective on or about April 1, 1999 if shareholders approve the proposed Investment Management Agreement.